Convertible Note Receivable	6 Months Ended
Jun. 30, 2018
Text block1 [abstract]
Convertible Note Receivable
16.	Convertible Note Receivable

Kutcho

Effective December 14, 2017, in connection with the Kutcho Early Deposit Agreement, the Company advanced to Kutcho $16 million (Cdn$20 million) and received the Kutcho Convertible Note. The Kutcho Convertible Note, which has a seven year term to maturity, carries interest at 10% per annum, compounded and payable semi-annually. Kutcho has the option to defer the first three interest payments until December 31, 2019, at which point one half of the deferred interest is payable in cash and the other half of the deferred interest can, at Kutcho’s option, either (i) be paid in cash; or (ii) be deferred for an additional period not to exceed 4 years. In the event Kutcho elects to make the second deferral, Wheaton can, at its option, convert the remaining deferred interest into common shares of Kutcho.

At any time prior to the maturity date, the Company has the right to convert all or any part of the outstanding amount of the Kutcho Convertible Note into common shares of Kutcho at Cdn$0.8125 per share. Once the Kutcho Convertible Note has been outstanding for 24 months, Kutcho has the right to repay the Kutcho Convertible Note early, subject to the applicable pre-payment cash penalties as follows:

•	25% of the outstanding amount if pre-paid on or after 24 months until 36 months;

•	20% of the outstanding amount if pre-paid on or after 36 months until 60 months; and

•	15% of the outstanding amount if pre-paid on or after 60 months until maturity.

The Kutcho Convertible Note is revalued quarterly by discounting the stream of future interest and principal payments at the rate of interest prevailing at the balance sheet date for instruments of similar term and risk, and adding this value to the value of the convertibility feature which is estimated using a Black-Scholes model based on assumptions including risk free interest rate, expected dividend yield, expected volatility and expected remaining life of the Kutcho Convertible Note.

A summary of the fair value of the Kutcho Convertible Note and the fair value changes recognized as a component of the Company’s net earnings during the three and six months ended June 30, 2018 is presented below:

		Fair Value Adjustment Loss Included in Net Earnings
(in thousands)	Fair Value at Jun 30, 2018	Three Months Ended Jun 30, 2018	Six Months Ended Jun 30, 2018	Fair Value at Dec 31, 2017
Convertible Note Receivable - Kutcho	$13,723	$(283)	$(2,054)	$15,777